                                                                  EXHIBIT 10(16)

                              AMENDMENT NUMBER TWO
                         TO LOAN AND SECURITY AGREEMENT

                  This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of November 26, 2002, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Agent"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, as Agent for the Lenders (as defined herein), and as a Lender, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders", and together with Agent, as the "Lender Group"), and THE HOTEL GROUP, INC., a Kansas corporation ("Borrower"), and SHOLODGE, INC., a Tennessee corporation ("Holdings"), with its chief executive office located at 130 Maple Drive North, Hendersonville, TN 37075, with reference to the following:

                  WHEREAS, Borrower and Holdings previously entered into that certain Loan and Security Agreement, dated as of August 27, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrower and Holdings, which was amended pursuant to that certain Amendment Number One to Loan and Security Agreement dated as of October 3, 2001;

                  WHEREAS, Borrower and Holdings have requested that the Lender Group consent to the addition of Real Property Collateral located at 123 Plaza Drive, Hattiesburg, Mississippi and 2500 Menaul Blvd. NE, Albuquerque, New Mexico (the "Additional Properties") to the Collateral securing the Obligations and to amend the Loan Agreement in accordance therewith;

                  WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to consent to the addition of the Additional Properties to the Collateral and to so amend the Loan Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         2.       Amendments To The Loan Agreement.

                  (a) Section 1.1 of the Loan Agreement is hereby amended as follows:

                           (i) The definition of "Aggregate NOI" is hereby amended and restated in its entirety to read as follows:

                                    "Aggregate NOI" means, for any period of
                  determination, the actual total NOI generated by the Real Property Collateral and the Underlying Real Property Collateral securing repayment of Eligible Notes, as set forth in the monthly report delivered to Agent pursuant to Section 6.2(e).

                           (ii) The definition of "Availability" is hereby amended and restated in its entirety to read as follows:

                                    "Availability" means, as of the date of the
                  determination thereof, the amount that Borrower is entitled to borrow as Advances under Section 2.1, such amount being the difference derived when (a) the sum of the principal amount of Advances (including Agent Advances and Swing Loans) then outstanding (including any amounts that the Lender Group may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower) is subtracted from (b) the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base, less the Letter of Credit Usage, less the outstanding principal amount of the Term Loan.

                           (iii) The definition of "Go-forward Reserve" is hereby amended and restated in its entirety to read as follows:

                                    "Go-forward Reserve" means a reserve against
                  the Borrowing Base in an amount equal to the product of 5 times the Average Quarterly NOI Decline. Schedule 1.1 sets forth an example of the calculation of the Go-forward Reserve.

                           (iv) The definition of "Minimum NOI Maintenance" is hereby amended and restated in its entirety to read as follows:

                                    "Minimum NOI Maintenance" means an
                  obligation on the part of the Obligors to maintain Aggregate NOI for the immediately preceding 12 month period, as reported by the Obligors to Agent in the monthly report delivered pursuant to Section 6.2(e), equal to at least 90% of the Baseline NOI set forth on Schedule A-1.

                           (v) The following definition is hereby added in alphabetical order:

                                    "NOI Limit Amount" means an amount equal to
                  the product of (a) the Aggregate NOI for the immediately preceding 12 month period, times (b) the Applicable NOI Multiple.

                  (b) Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "2.1     REVOLVER ADVANCES. (a) Subject to the terms
                  and conditions of this Agreement, and during the term of this Agreement, each Lender agrees to make advances ("Advances") to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage, less the outstanding principal amount of the Term Loan. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                                    (x)      the least of

                                                      (i) (A) 85% of the
                                             aggregate outstanding principal
                                             amount of Pledged Notes that are
                                             Eligible Notes, plus (B) 65% of the
                                             aggregate appraised Market Value of
                                             the Real Property Collateral;

                                                      (ii) 65% of the aggregate
                                             appraised Market Value of the Real
                                             Property Collateral and the
                                             Underlying Real Property Collateral
                                             that secures Pledged Notes that are
                                             Eligible Notes (in each case as
                                             determined by Agent from time to
                                             time in its Permitted Discretion,
                                             and based upon such factors and
                                             information as Agent deems
                                             relevant); and

                                                      (iii) the NOI Limit
                                             Amount;

                                                      minus

                                    (y)      the aggregate amount of reserves,
                                    if any, established by Agent under Section
                                    2.1(b)."

                  (c) Section 2.1(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                           "(c)     In the event that Availability is limited
                  due to any of clauses (i), (ii) or (iii) of part (x) of
                  Section 2.1(a), the Obligors may, with the consent of Agent, pledge additional Real Property Collateral or Eligible Notes, in the manner provided in Section 4.5, to increase the Availability.

                  (d) Section 4.8 of the Loan Agreement is hereby amended by deleting the words "set forth in Section 2.1(c)" from the end of the first proviso to the first sentence of such Section.

                  (e) Section 7.20 of the Loan Agreement is hereby amended by deleting from subsection (a) thereof the dollar amount "$75,000,000" and inserting "$65,000,000" in lieu thereof.

                  (f) Schedule A-1 to the Loan Agreement (Real Estate Collateral) is hereby deleted in its entirety and the new Schedule A-1 attached hereto shall be inserted in lieu thereof.

                  (g) Schedule 1.1 to the Loan Agreement (Go-forward Reserve) is hereby deleted in its entirety and the new Schedule 1.1 attached hereto shall be inserted in lieu thereof.

                  (h) Exhibit B-1 to the Loan Agreement (Borrowing Base Certificate) is hereby deleted in its entirety and the new Exhibit B-1 attached hereto shall be inserted in lieu thereof.

         3. Consent to Addition of Real Property Collateral. The Lender Group hereby consents to the inclusion of the Additional Properties to the Collateral securing the Obligations.

         4. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                  (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

                  (b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

                  (c) The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

                  (d) After giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

                  (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Holdings, Agent or any Lender, or any of their respective Affiliates.

                  (f) Agent shall have received an amendment fee in the amount of $300,000, which amount the Obligors authorize Agent, for the benefit of the Lenders, to charge to the Loan Account; provided that if the Obligors terminate the Loan Agreement and pay the Obligations in full (including providing cash collateral to Agent, for the benefit of the Lender Group, in an amount equal to 105% of the maximum amount of the Lender Group's obligations under outstanding Letters of Credit or causing such Letters of Credit to be returned to Agent) on or before January 31, 2003, Agent shall refund $100,000 of such fee to the Obligors.

                  (g) Agent shall have received an opinion of Obligors' counsel in form and substance satisfactory to Agent in its Permitted Discretion.

                  (h) The Obligors shall have complied with the following with respect to the Additional Properties:

                           (1) Agent shall have received Mortgages with respect to the , Additional Properties, in form and substance satisfactory to Agent, duly executed, and each such Mortgage shall be in full force and effect.

                           (2) Agent shall have received real estate appraisals, in form and substance, and from real estate appraisers, satisfactory to Agent with respect to each of the Additional Properties.

                           (3) Agent shall have received title reports and title insurance policies, in form and substance, and from title companies, satisfactory to Agent with respect to each of the Additional Properties.

                           (4) Agent shall have received such environmental reports with respect to each of the Additional Properties, and the environmental consultants retained for such reports, the scope of the reports, and the results of the reports shall be satisfactory to Agent, in its Permitted Discretion.

         5. Release. To the extent permitted by applicable law, each Obligor, and its respective predecessors, successors and assigns, hereby fully, finally, irrevocably, forever and unconditionally releases, discharges and acquits each member of the Lender Group and such member of the Lender Group's officers, employees and agents, from all Released Claims (as hereinafter defined). As used herein the term "Released Claims" means all claims of an Obligor against any member of the Lender Group, including but not limited to all claims, demands, obligations, liabilities, indebtedness, responsibilities, disputes, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action (whether at law or in equity), debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, rights of offset, losses and expenses, of every type, kind, nature, description or character, known and unknown, whensoever arising and occurring at any time up to and through the date hereof, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, which in any way arise out of, are connected with or relate to the Loan Documents or the administration of the lender-borrower relationship provided in the Loan Documents.

         6. Waiver of Statutory Benefits. The Obligors intend that, to the extent permitted by applicable law, the foregoing release shall be effective as a full and final accord and satisfaction of Released Claims, and each Obligor hereby agrees, represents and warrants that, to the extent permitted by applicable law, the matters released herein are not limited to matters which are known or disclosed. In this connection, each Obligor hereby agrees, represents and warrants that it realizes and acknowledges that (a) factual matters now existing and unknown to it may have given or may hereafter give rise to Released Claims which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, (b) such Released Claims may be unknown, unsuspected, unliquidated, unmatured and/or contingent due to ignorance, oversight, error, negligence or otherwise, and (c) if such Released Claims had been known, suspected, liquidated, matured and/or unconditional, such Obligor's decision to enter into this release may have been materially affected. Each Obligor further agrees, represents and warrants that this release has been negotiated and agreed upon in view of these realizations. Nevertheless, each Obligor hereby intends, to the extent permitted by applicable law, to release, discharge, and acquit the Lender Group of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Released Claims which are in any way set forth in or related to the matters identified hereinabove. EACH OBLIGOR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS, INCLUDING, WITHOUT LIMITATION, SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

EACH OBLIGOR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE, INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE, SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS RELEASE.

         7. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to the Agent that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, and (c) this Amendment has been duly executed and delivered by it.

         8. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

         9. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         10.      Effect on Loan Documents.

                  (a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                  (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         11. Further Assurances. Each of Borrower and Holdings shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's security interests in the Collateral (for the benefit of the Lenders) and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

         12. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.



                                       SHOLODGE, INC., a Tennessee corporation



                                       By /s/ James M. Grout
                                         ---------------------------------------
                                         Title: Executive Vice President



                                       THE HOTEL GROUP, INC., a Kansas
                                       corporation



                                       By /s/ James M. Grout
                                         ---------------------------------------
                                         Title: Executive Vice President



                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation, as Agent and
                                       as a Lender



                                       By /s/ Xavier Gannon
                                         ---------------------------------------
                                         Title: Vice President

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

                          Dated as of November 26, 2002

         Reference hereby is made to that certain Amendment Number Two to Loan and Security Agreement, dated as of the date hereof (the "Amendment"), among ShoLodge, Inc., a Tennessee corporation ("Holdings"), The Hotel Group, Inc., a Kansas corporation ("Borrower and together with Holdings, the "Obligors"), Foothill Capital Corporation, a California corporation, as Agent ("Agent") and as a Lender and the lenders signatory thereto. Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of August 27, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), between the Obligors, Agent and the Lenders signatory thereto. Each of the undersigned hereby (a) represents and warrants to Agent that the execution, delivery, and performance of this Reaffirmation and Consent ("Consent") are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party;(d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement. Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, the undersigned understand that Agent shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgement or agreement to future amendments or modifications, and nothing herein shall create such a duty.

         IN WITNESS WHEREOF, the undersigned have executed this Consent as of the date first set forth above.



                                       SHOLODGE, INC.,
                                       a Tennessee corporation



                                       By
                                         ---------------------------------------
                                         Title:

                                    SUMNER VENTURES, INC.,
                                    a Tennessee corporation formerly known as Airport Inn, Inc. and successor by merger to Shoney's Inn, Inc., Two Seventeen, Inc., Inn Partners, Inc., Far West Inns, Inc. and Delaware Inns, Inc.



                                    By:
                                       -----------------------------------------
                                       Title:



                                    ALABAMA LODGING CORPORATION,
                                    a Tennessee corporation



                                    By:
                                       -----------------------------------------
                                       Title:



                                    CAROLINA INNS, INC.,
                                    a Tennessee corporation



                                    By:
                                       -----------------------------------------
                                       Title:



                                    SLI ENTERPRISES INC.,
                                    a Tennessee corporation formerly known as LAFLA Inn, Inc.



                                    By:
                                       -----------------------------------------
                                       Title:



                                    MIDWEST INNS, INC.,
                                    a Tennessee corporation



                                    By:
                                       -----------------------------------------
                                       Title:

                                       MOBAT, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Title:



                                       SHONEY'S INN OF LEBANON, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Title:



                                       SOUTHEAST TEXAS INNS, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Title:



                                       SUNSHINE INNS, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Title:



                                       VIRGINIA INNS, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Title:

                                       MOORE AND ASSOCIATES, INC.,
                                       a Tennessee Corporation



                                       By:
                                          --------------------------------------
                                          Title:



                                       NASHVILLE AIR ASSOCIATES, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Title:

                                  SCHEDULE A-1

                                 SHOLODGE, INC.
                  FOOTHILL CAPITAL CORPORATION CREDIT FACILITY
                          AMENDMENT #2 - NOVEMBER, 2002

                                                        10/31/2002
PROPERTIES THE                             TRAILING      BALANCE     MORTGAGE                                         VALUE
SUBJECT OF          PAYEE/                 12 MONTHS     MORTGAGE      NOTE/    ADVANCE    MAXIMUM       VALUE       ESTIMATES
PLEDGED NOTES       OBLIGOR      ROOMS        NOI          NOTE         NOI      RATE      ADVANCE     ESTIMATES*     AT 65%
--------------      --------     -----     ---------    ----------   --------   -------  ----------   -----------   -----------
BATON ROUGE, LA     BORROWER      197        401,862     6,252,873     15.56      85%     5,314,942    3,700,000     2,405,000
DELAWARE            BORROWER      142        499,368     5,439,890     10.89      85%     4,623,906    3,500,000     2,275,000
DOUGLASVILLE, GA    BORROWER       92        230,059     4,045,731     17.59      85%     3,438,871    3,200,000     2,080,000
GALLATIN, TN        BORROWER       86             --     1,776,042    #DIV/0!     85%     1,509,635      800,000       520,000
GREENSBORO, NC      BORROWER      115        259,964     4,358,707     16.77      85%     3,704,901    3,000,000     1,950,000
INDEPENDENCE, MO    BORROWER      114        220,501     3,473,634     15.75      85%     2,952,589    2,600,000     1,690,000
NEW ORLEANS, LA     BORROWER      145        737,923     4,668,399      6.33      85%     3,968,139    4,000,000     2,600,000
LAFAYETTE, LA       BORROWER      105        213,738     2,704,420     12.65      85%     2,298,757    1,600,000     1,040,000
PENSACOLA, FL       BORROWER      115        164,175     3,861,874     23.52      85%     3,282,593    2,450,000     1,592,500
TALLAHASSEE, FL     BORROWER      112        250,590     2,699,791     10.77      85%     2,294,822    2,600,000     1,690,000
TUSCALOOSA, AL      BORROWER      113         95,694     1,640,710     17.15      85%     1,394,604    1,500,000       975,000
BOSSIER CITY, LA    BORROWER      121        296,914     4,490,016     15.12      85%     3,816,514    2,400,000     1,560,000
DEMONBREUN, TN      HOLDINGS      147        454,262     6,764,504     14.89      85%     5,749,828    4,300,000     2,795,000
JACKSON, MS         BORROWER      137        202,420     2,688,717     13.28      85%     2,285,410    1,600,000     1,040,000
MURFREESBORO, TN    HOLDINGS      125        221,932     3,040,517     13.70      85%     2,584,440    1,800,000     1,170,000
                                --------------------------------------------             -------------------------------------
   TOTALS                       1,866      4,249,403    57,905,825     13.63      85%    49,219,951   39,050,000    25,382,500
                                --------------------------------------------             -------------------------------------

PROPERTIES THE
SUBJECT OF
PLEDGED MORTGAGES

ALBUQUERQUE, NM     HOLDINGS      125        906,586                                      4,225,000    6,500,000     4,225,000
HATTIESBURG, MS     HOLDINGS       92        501,988                                      2,405,000    3,700,000     2,405,000
                                --------------------------------------------             -------------------------------------
   SUBTOTALS                      217      1,408,574                                      6,630,000   10,200,000     6,630,000
                                --------------------------------------------             -------------------------------------

TOTALS                          2,083      5,657,977    57,905,825     12.60      85%    55,849,951   49,250,000    32,012,500
                                ============================================             =====================================

NOTE: NOI OF THE PROPERTIES THE SUBJECT OF PLEDGED NOTES IS FOR THE 12 MONTHS ENDED OCTOBER 31, 2002.

* BASED UPON VALUES ESTIMATED BY TRIGILD CORPORATION PER FOOTHILL CAPITAL CORPORATION IN 2002.

                                  SCHEDULE 1.1

                     GO-FORWARD RESERVE CALCULATION EXAMPLE

GO FORWARD RESERVE:

      Aggregate NOI for 4 quarters ended                     _____________   (Initially 9/30/01)
      minus Aggregate NOI for 4 quarters ended               _____________   (Initially 9/30/02)         -
      = decline in Aggregate NOI                                                                         ==================

      Decline in Aggregate NOI
      divided by Aggregate NOI for 4 quarters ended          _____________   (Initially 9/30/01)         ------------------
                                                                                                         /
                                                                                                         ------------------

      times Aggregate NOI for 4 quarters ended               _____________   (Initially 9/30/02)         X
      = Aggregate NOI percentage decline                                                                 ------------------
      divided by 4                                                                                       /                4
                                                                                                         ------------------
      = Average Quarterly NOI Decline
      times 5                                                                                            x                5
                                                                                                         ------------------
      Equals GO FORWARD RESERVE
                                                                                                         ==================

                                   EXHIBIT B-1

                           BORROWING BASE CERTIFICATE

OBLIGORS:         THE HOTEL GROUP, INC.

                  SHOLODGE, INC.

DATE:             ___________________

COMPUTATION OF COLLATERAL PURSUANT TO SECTION 2.1(A)(X)(I)

A.       Aggregate Principal Balance of Pledged Notes (as of _____) ____________

B.       Ineligible Pledged Notes for prior month end ___________________

C.       Eligible Notes (A minus B) _________________

D.       LOAN VALUE OF ELIGIBLE NOTES (85% of C) ______________

E.       Market Value of the Real Property Collateral (as of _______) __________

F.       LOAN VALUE OF REAL PROPERTY COLLATERAL (65% of E) ________________

G.       SUM OF D AND F (Section 2.1(a)(x)(i)) __________________

COMPUTATION OF COLLATERAL PURSUANT TO SECTION 2.1(A)(X)(II)

H. Market Value of the Underlying Real Property Collateral that secures the Pledged Notes that are Eligible Notes (as of _______) _____________

I.       Market Value of the Real Property Collateral (as of _______) __________

J. Market Value of Real Property Collateral and Underlying Real Property Collateral (H plus I) _____________

K. LOAN VALUE OF REAL PROPERTY COLLATERAL AND UNDERLYING REAL PROPERTY COLLATERAL (65% of J) (2.1(A)(X)(II)) __________________

COMPUTATION OF COLLATERAL PURSUANT TO SECTION 2.1(A)(X)(III)

L.       Aggregate NOI for immediately preceding 12 month period (as of _____)
         ____________

M.       Applicable NOI Multiple __________

N.       NOI LIMIT AMOUNT (L times M) (Section 2.1(a)(x)(iii)) _________________


                                     B-1-1

COMPUTATION OF BORROWING BASE

O.       Least of G, K and N ___________________

P.       Reserves (Section 2.1(a)(y)) ________________

Q.       BORROWING BASE (O minus P) _______________

COMPUTATION OF AVAILABILITY

R. TOTAL AVAILABILITY (THE LESSER OF: (1) $20,000,000 MINUS LETTER OF CREDIT USAGE OR (2) Q MINUS OUTSTANDING PRINCIPAL BALANCE OF THE TERM LOAN MINUS LETTER OF CREDIT USAGE) ___________________

S.       Outstanding Advances per previous Borrowing Base Certificate __________

T.       Net Advances/repayments since previous Borrowing Base Certificate
         _______________

U.       Adjusted outstanding Advances (S plus/minus T) _________________

V.       EXCESS AVAILABILITY (R MINUS U) _________________

The undersigned represents and warrants that the foregoing is true, complete, and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations, warranties, definitions and conditions set forth in the Loan and Security Agreement, dated as of August 27, 1999, among the undersigned, the financial institutions identified therein as "Lenders", and Foothill Capital Corporation, a California corporation, as agent for the Lenders.



SHOLODGE, INC., for itself and THE HOTEL GROUP, INC.



By:
   -------------------------------------
Name:
     -----------------------------------
Title: Responsible Officer


                                     B-1-2